Other investments	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Other investments
23. Other investments

Non-current	Investments designated as measured at FVTOCI £m	Investments measured at FVTPL £m	2022 £m	Investments designated as measured at FVTOCI £m	Investments measured at FVTPL £m	2021 £m

At 1 January	1,927	199	2,126	2,939	121	3,060

Exchange adjustments	75	25	100	5	–	5

Additions	87	63	150	125	52	177

Net fair value movements through Other comprehensive income	(716)	–	(716)	(902)	–	(902)

Net fair value movements through profit or loss	–	27	27	–	37	37

Disposals	(220)	–	(220)	(240)	(11)	(251)

At 31 December	1,153	314	1,467	1,927	199	2,126
Non-current other investments comprise
non-current
equity investments which are recorded at fair value at each balance sheet date. For investments traded in an active market, the fair value is determined by reference to the relevant stock exchange quoted bid price. For other investments, the fair value is estimated by management with reference to relevant available information, including the current market value of similar instruments, recent financing rounds and discounted cash flows of the underlying net assets. Movements arising on the translation of overseas net assets for consolidation into the Group accounts are recorded as Exchange adjustments. Net fair value movements include the impact of other exchange gains of £134 million through Other comprehensive income and £nil through profit or loss (2021: gains of £15 million through Other comprehensive income and £2 million through profit or loss). Other investments include listed investments of £823 million (2021: £1,736 million).
GSK has elected to designate the majority of its equity investments as measured at fair value through Other comprehensive income (FVTOCI). The most significant of these investments held at 31 December 2022 were in Vir Biotechnology, Inc. which had a fair value at 31 December 2022 of £180 million (2021: £266 million) and Nimbus Therapeutics, LLC which had a fair value at 31 December 2022 of £139 million (2021: £32 million). The fair value of the investment in CureVac N.V., disclosed as a significant investment at 31 December 2021, was £75 million at 31 December 2022 (2021: £380 million). The other investments include equity stakes in companies with which GSK has research collaborations and in companies which provide access to biotechnology developments of potential interest.
On disposal of equity investments measured at FVTOCI, the accumulated fair value movements are reclassified from the fair value reserve to retained earnings. Investments measured at FVTOCI with a fair value of £220 million (2021: £240 million) were disposed of during the year. The cumulative gain on these investments after tax was £14 million (2021: £132 million).
Certain other investments, such as investments in funds with limited lives and investments acquired with an intention to sell, are measured at fair value through profit or loss (FVTPL).